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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Amendment No. 1 to Registration Statement No. 333-44069 of American Banknote Corporation on Form S-4 of our report dated March 17, 1998, included in the Annual Report on Form 10-K of American Banknote Corporation for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

March 30, 1998
New York, NY